Exhibit 10.1


                        MICROCHIP TECHNOLOGY INCORPORATED
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                                 ENROLLMENT FORM


PLEASE PRINT AND COMPLETE ALL INFORMATION BELOW:

Full name: ____________________________________________  Badge #: ______________
              Last           First             M

Home Address: __________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Social Security Number: _______________________________  Date of Hire: _________

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SECTION I - ELECTION

CHOOSE ONE:

[ ] I hereby DECLINE to participate in the International Employee Stock Purchase Plan for this semi-annual participation period.

[ ] I hereby AUTHORIZE Microchip Technology Incorporated to deduct the following amount from my salary each pay period (gross salary).

CIRCLE ONE:   1%     2%     3%     4%     5%     6%     7%     8%     9%     10%

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SECTION II - BENEFICIARY

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Beneficiary(ies) - List additional beneficiaries on back                  Relationship of Beneficiary(ies)

________________________________________________________                  ________________________________

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SUBSCRIPTION DATE:

______________________________________________________   _______________________
Signature of Employee                                    Date

                        MICROCHIP TECHNOLOGY INCORPORATED
                     INTERNATIONAL STOCK PURCHASE AGREEMENT

     I hereby elect to participate in the International Employee Stock Purchase Plan (the "IESPP") until such time as I elect to withdraw from the IESPP either by written notification to the Stock Administrator or until termination of the Plan by the Company, and I hereby subscribe to purchase shares of common stock of Microchip Technology Incorporated ("Common Stock") in accordance with the provisions of this Agreement and the IESPP. I hereby authorize payroll deductions from each of my paychecks during the time in which I participate in the IESPP in the 1% multiple of my earnings (not to exceed a maximum of 10%) specified in my attached Enrollment Form.

     I understand that the Plan is a six-month offering period. The plans begins on the first business day of June and December of each year, and my participation will automatically remain in effect from one offering period to the next offering period in accordance with my payroll deduction authorization, unless I withdraw from the IESPP or change the rate of my payroll deduction or my employment status changes.

     I understand that my payroll deductions will be accumulated for the purchase of shares of Common Stock on the last business day of each offering period of participation. The purchase price per share will be equal to 100% of the LOWER of (i) the fair market value per share of Common Stock on my entry date into the six-month offering period or (ii) the fair market value per share on the purchase date.

     I understand that I can withdraw from the IESPP at any time prior to the last 5 business days of a period of participation and elect either to have the Company refund all my payroll deductions for that period or to have such payroll deductions applied to the purchase of Common Stock at the end of such period. However, I may not rejoin that particular six-month offering period at any later date. Upon my termination of employment or change to ineligible employee status, my participation in the IESPP will immediately cease and all my payroll deductions for the six-month period in which such termination or change occurs will be refunded. Should I die or become disabled while an IESPP participant, payroll deductions will automatically cease on my behalf, and I or my estate may, at any time prior to the last 5 business days of the semi-annual period in which I die or become disabled, elect to have my payroll deductions for that period applied to the purchase of Common Stock at the end of that period; otherwise, those deductions will be refunded. I further understand that I may reduce my rate of my payroll deductions on one occasion during a six-month offering period, but that I may only increase my rate of payroll deductions at the beginning of a new six-month offering period.

     I understand that my shares will be placed in a brokerage account at the end of each six-month offering period of participation. The account will be opened in the participant's name.

     I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the IESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current six-month period of participation. Should the Company elect to terminate the IESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

     I understand that the IESPP sets forth restrictions (i) limiting the maximum number of shares which I may purchase per the six-month period of participation and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock per calendar year.

     I acknowledge that I have received a copy of the official Plan Prospectus summarizing the operation of the IESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the IESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the IESPP.


__________________________________________    __________________________________
Print Name                                    Signature

Start Date of My Participation: __________    Today's Date: ____________________